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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-74692 of The Men's Wearhouse Inc. on Form S-8 of our report dated June 6, 2003, appearing in this Annual Report on Form 11-K of The Men's Wearhouse, Inc. 401(k) Savings Plan for the year ended December 31, 2002.




/S/ DELOITTE & TOUCHE LLP

Houston, Texas
June 20, 2003